CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of GrowBlox Sciences, Inc. (the “Company”), for the quarterly period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cathryn Kennedy, Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cathryn Kennedy
Cathryn Kennedy
CFO, Chief Accounting Officer and Director
Dated: February 17, 2015

A signed original of this written statement required by Section 906 has been provided to GrowBlox Sciences, Inc. and will be retained by GrowBlox Sciences, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.